DUKE POWER COMPANY

                           POWER OF ATTORNEY

                             FORM 10-K

                Annual Report Pursuant to Section 13 or 15(d)
                 of the Securities and Exchange Act of 1934
                For the fiscal year ended December 31, 1994


                            (ANNUAL REPORT)

   The undersigned DUKE POWER COMPANY, a North Carolina corporation and certain of its officers and/or directors, do each hereby constitute and appoint W.H. Grigg, Richard J. Osborne, Ellen T. Ruff, Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Duke Power Company on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

   Executed the 28th day of February, 1995.

                                          DUKE POWER COMPANY

                                                W.H. Grigg
                                          By ________________________________
                                           Chairman and Chief Executive Officer

(Corporate Seal)

       Robert T. Lucas III
ATTEST:___________________

   Robert T. Lucas III
   Assistant Secretary

                                -2-
W.H. Grigg                  Chairman and Chief Executive Officer
______________              (Principal Executive Officer and Director)
W.H. Grigg

Richard J. Osborne          Senior Vice President and Chief Financial
_________________           Officer (Principal Financial Officer)
Richard J. Osborne

Jeffrey L. Boyer
________________            Controller (Principal Accounting Officer)
Jeffrey L. Boyer

G. Alex Bernhardt
_________________           (Director)
G. Alex Bernhardt

Crandall C. Bowles
_________________           (Director)
Crandall C. Bowles

________________            (Director)
Robert J. Brown

William A. Coley
________________            (Director)
William A. Coley

Steve C. Griffith, Jr.
____________________        (Director)
Steve C. Griffith, Jr.

Paul H. Henson
______________              (Director)
Paul H. Henson

George Dean Johnson, Jr.
______________________      (Director)
George Dean Johnson, Jr.

                           -3-
James V. Johnson
_______________            (Director)
James V. Johnson

W.W. Johnson
___________                (Director)
W.W. Johnson

Max Lennon
__________                 (Director)
Max Lennon

James G. Martin
_______________            (Director)
James G. Martin

Buck Mickel
__________                 (Director)
Buck Mickel

Richard B. Priory
_________________          (Director)
Richard B. Priory

Russell M. Robinson II
_____________________      (Director)
Russell M. Robinson II